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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 29, 2004


                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       0-27368                 11-3068704
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       File Number)              Identification No.)


3960 Broadway                                           10032
New York, New York                                      (Zip Code)
(Address of principal executive
offices)


       Registrant's telephone number, including area code: (212) 740-6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                Table of Contents

Item 1.01  Entry into a Material Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers








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Item 1.01 Entry into a Material Agreement

On December 29, 2004, the Board of Directors of Ortec International, Inc. (the "Registrant") resolved that, for fiscal 2005, the following non-employee directors will receive the compensation set forth opposite their names:

   Name                          Cash Compensation                     Other Compensation(1)
   Mark Eisenberg                $10,000 per annum, payable in         10,000 options exercisable at $.98, the
                                 quarterly installments                closing sale price of Registrant's Common
                                                                       Stock on December 29, 2004

   Steven Lilien                 $4,000 per quarter;                   25,000 options (of which 15,000 options are
                                 $500 per meeting up to a              granted in connection with his services as a
                                 total of ten board and                member of the Audit Committee), 10,000 of
                                 committee meetings                    which will be exercisable at $.98, the closing
                                                                       sale price of Registrant's Common Stock on
                                                                       December 29, 2004(2)

   Allen Schiff                  $4,000 per quarter;                   25,000 options (of which 15,000 options are
                                 $500 per meeting up to a              granted in connection with his services as a
                                 total of ten board and                member of the Audit Committee), 10,000 of
                                 committee meetings                    which will be exercisable at $.98, the closing
                                                                       sale price of Registrant's Common Stock on
                                                                       December 29, 2004 (2)



-----------
(1) All options vest on the first anniversary of grant; provided that the person has not resigned his position as a director. Options expire five years after the date of grant. The number of options will be pro-rated if the person is removed as a director prior to the first anniversary of the grant.
(2) Of these options, 15,000 will be granted upon stockholders approval of a new stock option plan. The exercise price of such options will be determined on the date of grant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2004, the Registrant's Board of Directors appointed Alan Schoenbart to be the Registrant's Chief Financial Officer. As a result, Ron Lipstein, the Registrant's Chief Executive Officer, will no longer act in that capacity.

Prior to his appointment, Mr. Schoenbart had been acting as Director of Finance since joining the Registrant in March 2004. From April 1999 to December 2003, he was Chief Financial Officer of Vizacom Inc., a publicly traded provider of software, diverse information technology services and products, and designer of WiFi networks. From May 1981 to August 1993, he worked at KMPG and other public accounting firms. Mr. Schoenbart has a BS in accounting from Fairleigh Dickinson University and is a Certified Public Accountant in New York.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 4, 2005

                                            ORTEC INTERNATIONAL, INC.


                                            By:  /s/ Ron Lipstein
                                                 ----------------
                                            Ron Lipstein
                                            Chief Executive Officer